UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    August 16, 2007
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-22387 (Commission File Number)	31-1469837 (IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio (Address of principal executive offices)	43035 (Zip Code)
Registrant’s telephone number, including area code:    (740) 657-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DCB FINANCIAL CORP — 8-K	Filing Date: 8/16/07

Item 8.01.    Other Events.
On August 16, 2007, Registrant issued a press release announcing that its board of directors authorized it to purchase up to 200,000 of its common shares over a two year period. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated August 16, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP
Date: August 16, 2007

By:	/s/ Jeffrey T. Benton
Jeffrey T. Benton
President and CEO

DCB FINANCIAL CORP — 8-K	Filing Date: 8/16/07

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated August 16, 2007.

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